UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2006

                       PACIFIC MAGTRON INTERNATIONAL CORP.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

        000-25277                                        88-0353141
(Commission File Number)                    (IRS Employer Identification Number)

1600 California Circle, Milpitas, California                            95035
  (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (408) 956-8888

                                 Not Applicable
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Disclosure Statement to Accompany Third Amended Plans of Reorganization for Pacific Magtron International Corp. and Livewarehouse, Inc.

On May 11, 2005, Pacific Magtron International Corp. ("PMIC") and its wholly owned subsidiaries Pacific Magtron, Inc. ("PMI") a California corporation, Pacific Magtron (GA), Inc. ("PMIGA"), a Georgia corporation and Livewarehouse, Inc. ("LW"), a California corporation (collectively the "Debtors"), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada ("the Court").

On December 23, 2005, PMI and PMIGA filed an Amended Disclosure Statement to Accompany PMI's Second Amended Plan of Liquidation and PMIGA's Second Amended Plan of Liquidation ("the PMI & PMIGA Plan"). On January 30, 2006, the Court entered an order (Docket No. 507) ("Confirmation Order") approving and confirming the PMI & PMIGA Plan. The effective date of the PMI & PMIGA Plan is February 10, 2005 ("the PMI & PMIGA Plan Effective Date"). A separate Current Report on Form 8-K reporting the events regarding the PMI & PMIGA Plan was filed on February 3, 2006 and is incorporated herein by reference.

On January 30, 2006, PMIC and LW filed a separate Disclosure Statement to Accompany Third Amended Plans of Reorganization for PMIC and LW (the "Plan"). A copy of the Disclosure Statement is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Plan and exhibits attached to the Plan contain certain financial information of Herborium, Inc. ("Herborium"), the merging company with PMIC, and pro forma financial information presenting the effect of the PMIC/Herborium merger. PMIC and Herborium do not publish their business plans or strategies, or make external projections or forecasts of their anticipated financial position or results of operations. PMIC and LW refer to the limitations and qualifications included in the Plan, including without limitation those set forth under the captions "Reorganized Business of and Interests in PMIC," "Acceptance and Confirmation Procedure - Best Interests of Creditors and Equity Interest holders," "Risk Factors," and "Certain Federal Income Tax Consequences."

The Court has also authorized PMIC and LW to send the Plan and ballots to creditors and PMIC's shareholders to vote on the Plan. The deadline for voting on the Plan is February 24, 2006 and the hearing on the confirmation of the Plan is scheduled for March 3, 2006.

The following is a summary of the material features of the Plan. This summary highlights only certain provisions of the Plan and is not a complete description of that document. Therefore, this summary is qualified in its entirety by reference to the full text of the Plan.

Overview

The Plan treats the assets and debts of each of PMIC and LW separately under the Plan. Under the Plan, non-insider Creditors holding Allowed Unsecured Claims against PMIC will receive a fifty percent (50%) initial distribution on account of such claims, provided that the total distribution to be made to holders of Allowed Claims other than Class 1 shall not exceed $120,000, which shall be distributed pro rata to the creditors of PMIC. On the effective date of the Plan, PMIC will merge with Herborium, a provider of proprietary, natural and complimentary healthcare products, and shall be the surviving operating entity post-merger. LW will be reorganized and remain a wholly owned subsidiary of PMIC. Advanced Communications Technologies, Inc. ("ACT"), a 61.56% shareholder of PMIC, shall contribute up to $50,000 on behalf of PMIC's shareholders to effectuate the Plan. The existing stock of PMIC shall be cancelled and new stock shall be issued. With respect to the Class 6 equity interest of ACT, new stock issued directly to the shareholders of ACT subject to the dilution of such interests upon plan consummation and the corresponding merger of Herborium with PMIC as provided in the Plan. The existing Series A Convertible Preferred Stock of PMIC shall be converted to 800,000 shares of PMIC common stock or 0.74% of post-merger PMIC/Herborium. ACT's shareholders shall own 10.55% of post-merger PMIC/Herborium; PMIC's current common stockholders shall own 3.71% of post-merger PMIC/Herborium; and Herborium's current stockholders shall own 85% of post-merger PMIC/Herborium.

Classification and Treatment of Claims and Interests

PMIC

1.    Unclassified Claims

      Administrative claims and priority tax claims (except as to the claim of the Internal Revenue Service treated under Class 3) are not classified for purposes of voting or receiving distributions under the Plan. Unclassified claims will be paid in full.

2.    Class 1

      Class 1 claims consist of priority claims other than the unclassified claims as described above and will be paid in full in cash.

3.    Class 2

      Class 2 claims are unsecured claims of PMIC and will be paid in cash an initial distribution equal to 50% of the claim amounts.

4.    Class 3

      Class 3 claim consist of the claim of the Internal Revenue Service ("IRS"). Such claim was amended by the IRS to $0.00 in November 2005.

5.    Class 4

      Class 4 claims consist of the subordinated claims of 2 former executives of PMIC. No distributions will be made to the Class 4 claims unless such claims are determined to be allowed claims.

6.    Class 5

      Class 5 claim consists of the claim of Hartford Insurance Company for pre-petition workers compensation premiums for employees of PMI. This claim is disallowed under the Plan.

7.    Class 6

      Class 6 claims consist of the equity interests of PMIC shareholders other than the holder of PMIC's Series A Convertible Preferred Stock. The existing common shares of PMIC will be cancelled and new stock will be issued.

8.    Class 7

      Class 7 claim consists of the equity interests of the holder of PMIC preferred stock. The existing preferred stock will be converted into 800,000 shares of PMIC common stock. These shares will represent 0.74% of the post-merger PMIC/Herborium.

LW

1.    Unclassified Claims

      Administrative claims and priority tax claims are not classified for purposes of voting or receiving distributions under the Plan. Unclassified claims will be paid in full.

2.    Class 1

      Class 1 claims consist of priority claims other than the unclassified claims as described above and will be paid in full in cash. LW estimated that the allowed claims in this Class is zero.

3.    Class 2

      Class 2 claims are unsecured claims of LW and will be paid a Pro Rata distribution from available cash of LW.

The following information as to the assets and liabilities of LW and PMIC as of December 31, 2005 are unaudited:

                                                      LW                 PMIC
ASSETS

Cash - unrestricted                               $  30,909           $     230
Federal corporation
  income tax refund                                      --              73,485
Post petition receivable
  from PMIC                                           1,220                  --
Pre petition receivable
  from PMI, less
  estimated uncollectible
  amount of $214,300                                175,344                  --
                                                  ---------           ---------
Total assets                                      $ 207,473           $  73,715
                                                  =========           =========

LIABILITIES

Post-Petition
Accounts payable and
  accrued liabilities                             $     250           $  18,796
Payable to PMI                                        7,270              13,546
Payable to PMIGA                                         --               2,652
Payable to LW                                            --               1,220
                                                  ---------           ---------
Total Post-Petition
  Liabilities                                         7,520              36,214
                                                  ---------           ---------
Pre-Petition
Priority unsecured claims                            15,000              10,000
General unsecured claims                              1,347             175,898
                                                  ---------           ---------
Total Pre-Petition
  Liabilities                                        16,347             185,898
                                                  ---------           ---------
Total liabilities                                    23,867             222,112
                                                  ---------           ---------
Total assets exceed
  (less than) total
  liabilities                                     $ 183,606           ($148,397)
                                                  =========           =========

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.       Description of Exhibit
-----------       ----------------------

99.1 Disclosure Statement to Accompany Third Amended Plans of Reorganization for Pacific Magtron International Corp. and Livewarehouse, Inc.

99.2 Order Approving Disclosure Statement to Accompany Third Amended Plans of Reorganization for Pacific Magtron International Corp. and Livewarehouse, Inc.

99.3              Press Release dated January 31, 2006.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PACIFIC MAGTRON INTERNATIONAL CORP.,
                                        A Nevada Corporation

Date: February 3, 2006


                                        By /s/ Martin Nielson
                                           -------------------------------------
                                           Martin Nielson
                                           President and Chief Executive Officer